UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2015

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2015, Outerwall Inc. (the “Company”) provided investors with certain business segment and supplemental information for certain prior periods. The information provided reflects the Company’s previously announced reporting changes of (1) reporting Redbox Canada operations as discontinued operations and (2) reporting ecoATM as a separate reportable segment rather than including it in the Company’s former New Ventures segment along with other self-service concepts.

The materials containing business segment and supplemental information are posted on the Investor Relations section of the Company’s corporate website at ir.outerwall.com, and a copy of the information is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information regarding the business segment and supplemental information for certain prior periods set forth in Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Business segment and supplemental information materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

	By:	/s/ Galen C. Smith
Date: May 8, 2015		Galen C. Smith
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Business segment and supplemental information materials.